Exhibit 99.8

Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

JUDGE:	Russell Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	August	2015
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ H. Thomas Moran II	Trustee
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

H. Thomas Moran II	9/21/2015
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Colette Pieper	CEO
ORIGINAL SIGNATURE OF PREPARER	TITLE

Colette Pieper	9/21/2015
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

ACCRUAL BASIS-1

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	JUNE	JULY	AUGUST
ASSETS
1.	UNRESTRICTED CASH	$295,821	$163,663	$50,034	$122,481
2.	RESTRICTED CASH	$101,555	$101,569	$101,584	$101,599
3.	TOTAL CASH	$397,376	$265,232	$151,618	$224,080
4.	ACCOUNTS RECEIVABLE (NET)	$143,949	$135,456	$135,456	$135,456
5.	INVENTORY
6.	NOTES RECEIVABLE	$8,912
7.	PREPAID EXPENSES	$343,387	$111,549	$94,558	$117,417
8.	OTHER (ATTACH LIST)	$49,475	$57,857	$56,956	$58,153
9.	TOTAL CURRENT ASSETS	$943,098	$570,094	$438,588	$535,106
10.	PROPERTY, PLANT & EQUIPMENT		$2,229,987	$2,229,987	$2,229,987
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION		$(1,910,365)	$(1,917,345)	$(1,923,673)
12.	NET PROPERTY, PLANT & EQUIPMENT	$299,672	$319,622	$312,642	$306,314
13.	DUE FROM INSIDERS	$74,265,951	$0	$0	$0
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$662,950	$662,950	$662,950	$662,950
15.	OTHER (ATTACH LIST)	$13,513,629	$13,073,453	$13,311,061	$13,314,901
16.	TOTAL ASSETS	$89,685,300	$14,626,119	$14,725,240	$14,819,271
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$612,578	$532,781	$291,016
18.	TAXES PAYABLE		$22,635	$12,070	$10,568
19.	NOTES PAYABLE				$0
20.	PROFESSIONAL FEES		$4,875	$738,528	$2,314,197
21.	SECURED DEBT				$0
22.	OTHER (ATTACH LIST)		$5,185,638	$5,150,207	$5,161,945
23.	TOTAL POSTPETITION LIABILITIES		$5,825,725	$6,433,586	$7,777,726
PREPETITION LIABILITIES
24.	SECURED DEBT	undetermined	$8,476	$8,476	$8,476 [2]
25.	PRIORITY DEBT	undetermined	$90,306	$90,306	$90,306
26.	UNSECURED DEBT	$9,203,450	$687,793	$686,751	$686,751
27.	OTHER (ATTACH LIST)		$0	$0	$0
28.	TOTAL PREPETITION LIABILITIES	$9,203,450	$786,574	$785,533	$785,533
29.	TOTAL LIABILITIES	$9,203,450	$6,612,299	$7,219,119	$8,563,258
EQUITY
30.	PREPETITION OWNERS' EQUITY		$78,978,770	$78,978,770	$78,978,770
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(1,072,167)	$(2,345,577)	$(4,262,686)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$(69,892,783)	$(69,127,072)	$(68,460,072)[1]
33.	TOTAL EQUITY		$8,013,820	$7,506,121	$6,256,012
34.	TOTAL LIABILITIES & OWNERS' EQUITY		$14,626,119	$14,725,240	$14,819,271

[1]	This includes the following intercompany amounts:

Due from Life Partners Holdings, Inc.	$74,359,704.91
Due from LPHI Management Services	$11,719.74
Due to LPI Financial Services, Inc.	$(5,911,353.03)
$68,460,071.62

[2]	The figure shown here is accrued property taxes for the prepetition period of Jan. 1, 2015 thru May 19, 2015.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-1

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	JUNE	JULY	AUGUST
8. OTHER CURRENT ASSETS
8.	Pardo Family Holdings Trust (Advance to Price L. Johnson, PC)	$25,000	$25,000	$25,000	$25,000
8.	Pardo Family Holdings Trust (Advance to Kyle, Mathis & Lucas, LLP)	$15,505	$15,505	$15,505	$15,505
8.	ESP Communications Duplicate Payment	$7,500	$7,500	$7,500	$7,500
8.	Advance Trust & Life Escrow Services, LTA (Abandonment Premiums)		$5,064	$5,064	$5,064
8.	Purchase Escrow Services (Abandonment Premiums)		$3,429	$3,429	$3,429
8.	Employee Advances	$992	$881	$(20)
8.	Notes Receivable-Employee	$477	$477	$477	$1,655
8
8.	TOTAL - OTHER CURRENT ASSETS	$49,475	$57,857	$56,956	$58,153
14. OTHER ASSETS - NET OF AMORTIZATION
14.	Woolly Mammoth & Other Prehistoric Artifacts	$662,950	$662,950	$662,950	$662,950
14.
14.
14.
14.
14.	TOTAL - OTHER ASSETS (Net of Amort.)	$662,950	$662,950	$662,950	$662,950
15. OTHER ASSETS
15.	TDL, LLC Misappropriation of Foreign Exchange Funds	$257,395
15.	Advance on Premiums paid by PES on behalf of investors	$13,083,062	$13,209,139	$13,541,644	$13,585,166
15.	Advance on Premiums paid by ATLES on behalf of investors	$136,291	$140,536	$140,536	$140,536
15.	Allowance for Bad Debts		$(5,356,838)	$(5,476,845)	$(5,483,317)
15.	Overpayments of Commissions Receivable	$36,881
15.	Deferred Income Tax Benefit		$4,632,419	$4,632,419	$4,632,419
15.	Policy Purchase		$161,605	$161,505	$123,591
15.	Capitalized Premiums on Policies Purchased		$280,238	$295,991	$300,793
15.	Deposits		$6,355	$15,712	$15,712
15.	TOTAL - OTHER ASSETS	$13,513,629	$13,073,453	$13,310,961	$13,314,901

POSTPETITION LIABILITIES
22.	Accrued Payroll		$74,282	$41,456	$50,305
22.	Accrued Vacation		$79,088	$81,236	$84,125
22.	Accrued 401K		$3,986	$0	$-
22.	401K Loan		$614	$0	$-
22.	Child Support & PR Garnishment		$152	$0	$-
22.	Deferred Revenue		$5,027,515	$5,027,515	$5,027,515
22	TOTAL - OTHER POSTPETITION LIABILITIES		$5,185,638	$5,150,207	$5,161,945

Monthly Operating Report

ACCRUAL BASIS-2

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

INCOME STATEMENT		May19-June30	JULY	AUGUST	MONTH
REVENUES
1.	GROSS REVENUES
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL			$0
5.	DIRECT LABOR			$0
6.	DIRECT OVERHEAD	$31,060	$14,937	$19,450
7.	TOTAL COST OF GOODS SOLD	$31,060	$14,937	$19,450	$0
8.	GROSS PROFIT	$(31,060)	$(14,937)	$(19,450)	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$43,877	$34,279	$28,794
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE	$380,272	$265,732	$242,833
12.	RENT & LEASE	$14,240	$18,452	$17,098
13.	OTHER (ATTACH LIST)	$80,533	$139,091	$38,302
14.	TOTAL OPERATING EXPENSES	$518,922	$457,554	$327,028	$0
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(549,982)	$(472,491)	$(346,478)	$0
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)	$(33)	$(56)	$(11,490)
17.	NON-OPERATING EXPENSE (ATTACH LIST)
18.	INTEREST EXPENSE
19.	DEPRECIATION / DEPLETION	$13,960	$6,980	$6,327
20.	AMORTIZATION
21.	OTHER (ATTACH LIST)	$2,300	$7,593
22.	NET OTHER INCOME & EXPENSES	$16,227	$14,517	$(5,163)	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$501,083	$781,528	$1,575,668
24.	U.S. TRUSTEE FEES	$4,875	$4,875
25.	OTHER (ATTACH LIST)			$126
26.	TOTAL REORGANIZATION EXPENSES	$505,958	$786,403	$1,575,794	$0
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$(1,072,167)	$(1,273,410)	$(1,917,109)	$0

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-2

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

INCOME STATEMENT		JUNE	JULY	AUGUST
OTHER OPERATING EXPENSES
13.	Bad Debt Expense	$68,455	$120,008
13.	Other Expense- Premium Expense	$10,942	$18,143	$289
13.	Other Expense- BK Premiums	$1,136	$941
13.	Impairment Expense	$-	$-	$38,013
13.	TOTAL - OTHER OPERATING EXPENSE	$80,533	$139,091	$38,302
NON-OPERATING INCOME
16.	Interest Income	$29	$15	$11,490
16.	Other Income	$4	$42
16.
16.
16.
16.	TOTAL NON-OPERATING INCOME	$33	$56	$11,490
NON-OPERATING EXPENSE
17.	Franchise Tax		$7,593
17.	State Income Tax-Other	$2,300
17.
17.
17.
17.
17.
17.	TOTAL - NON-OPERATING EXPENSE	$2,300	$7,593	$-
OTHER EXPENSES
21.	Transcription Services			$126
21.
21.
21.
21.
21	TOTAL - OTHER EXPENSES/(INCOME)	$-	$-	$126

Monthly Operating Report

ACCRUAL BASIS-3

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

CASH RECEIPTS AND DISBURSEMENTS		May19-June30	JULY	AUGUST	MONTH	QUARTER
1.	CASH - BEGINNING OF MONTH	$397,376	$265,232	$151,618	$224,080
RECEIPTS FROM OPERATIONS
2.	CASH SALES					$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$2,868	$37	$124		$161
4.	POSTPETITION					$0
5.	TOTAL OPERATING RECEIPTS	$2,868	$37	$124	$0	$161
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)					$0
7.	SALE OF ASSETS					$0
8.	OTHER (ATTACH LIST)	$655,093	$815,868	$713,551		$1,529,419
9.	TOTAL NON-OPERATING RECEIPTS	$655,093	$815,868	$713,551	$0	$1,529,419
10.	TOTAL RECEIPTS	$657,961	$815,905	$713,675	$0	$1,529,580
11.	TOTAL CASH AVAILABLE	$1,055,337	$1,081,137	$865,293	$224,080
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$704	$170,683	$112,468		$283,151
13.	PAYROLL TAXES PAID	$35,121	$59,905	$39,049		$98,954
14.	SALES, USE & OTHER TAXES PAID	$2,300				$0
15.	SECURED / RENTAL / LEASES	$14,623	$18,362	$7,137		$25,499
16.	UTILITIES	$13,980	$26,063	$10,024		$36,087
17.	INSURANCE	$86,546	$67,418	$62,429		$129,847
18.	INVENTORY PURCHASES					$0
19.	VEHICLE EXPENSES					$0
20.	TRAVEL	$1,796	$1,658	$1,188		$2,846
21.	ENTERTAINMENT					$0
22.	REPAIRS & MAINTENANCE	$6,746	$2,900	$4,487		$7,387
23.	SUPPLIES	$830	$1,565	$195		$1,760
24.	ADVERTISING					$0
25.	OTHER (ATTACH LIST)	$627,459	$481,647	$129,111		$610,758
26.	TOTAL OPERATING DISBURSEMENTS	$790,105	$830,202	$366,087	$0	$1,196,289
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES		$98,992	$275,000		$373,992
28.	U.S. TRUSTEE FEES		$325			$325
29.	OTHER (ATTACH LIST)			$126		$126	[2]
30.	TOTAL REORGANIZATION EXPENSES	$0	$99,317	$275,126	$0	$374,443
31.	TOTAL DISBURSEMENTS	$790,105	$929,519	$641,213	$0	$1,570,732
32.	NET CASH FLOW	$(132,144)	$(113,614)	$72,462	$0	$(41,152)
33.	CASH - END OF MONTH	$265,232	$151,618	$224,080	$224,080

[2]	Other Item 29. is transcription services.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-3

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

CASH RECEIPTS AND DISBURSEMENTS		MONTH END 06/30/15	MONTH END 07/31/15	MONTH END 08/31/15

OTHER NON-OPERATING RECEIPTS
8.	A/R Collections-Pd in Error	$-	$-	$-
8.	Flow Thru Premiums	$332,105	$-	$-
8.	Transfer From LPIFS Checking Acct# 4069	$250,000	$800,000	$700,000
8.	Interest Income	$15	$15	$11,485
8.	LPI FS Platform Fees Received	$1,938	$-	$-
8.	Other Inc-dividends on pd out policies	$4	$42	$-
8.	Other Income	$0	$-	$-
8.	Return of retainer	$6,142	$15,000	$-
8.	Reimbursements & Refunds-COBRA insurance	$-	$412	$2,029
8.	Reimbursements & Refunds-Employee Advance	$-	$20	$-
8.	Reimbursements & Refunds-License & Fees	$-	$9	$-
8.	Reimbursements & Refunds-Travel	$-	$370	$-
8.	Reimbursements & Refunds-Other	$-	$-	$37
8.	Transfer from LPIFS	$3,442	$-	$-
8.	Transferred from LPHI BoTX Acct	$61,398	$-	$-
8.	Trust Fees	$50	$-	$-
8.	Total - Non-Operating Receipts	$655,093	$815,868	$713,551

OTHER OPERATING DISBURSEMENTS
25.	Premiums Advanced	$143,567	$350,503	$43,935
25.	Premiums-LPI Owned positions	$-	$20,901	$4,803
25.	Bank Fees (Charged & Reversed)	$395	$555	$670
25.	BK Premiums	$1,136	$941	$-
25.	Courier Services	$1,167	$5,486	$-
25.	Flow Thru Premiums	$314,088	$18,017	$-
25.	Licenses & Fees	$-	$31	$500
25.	LPI FS Platform Fees Forwarded	$1,938	$-	$-
25.	Medical Records	$250	$-	$-
25.	Medical Review Life Expectancy	$-	$700	$-
25.	Outside Services	$6,480	$2,608	$1,783
25.	Payroll Garnishment	$152	$456	$304
25.	Payroll-401K deductions	$13,722	$13,796	$9,290
25.	PES Operating Exp	$60,834	$34,235	$29,471
25.	Software Licenses & Support	$5,543	$-	$5,152
25.	Policy Administration Expense	$-	$-	$11,465
25.	Subscriptions	$-	$5,109	$951
25.	Tfrd to LPHI BoTX Acct in error	$61,398	$-	$-
25.	Trust Fees/Cost Reimbursement	$16,790	$28,308	$19,487
25.	Employee Loan	$-	$-	$1,300
25.	Total - Other Operating Disbursements	$627,459	$481,647	$129,111

OTHER REORGANIZATION EXPENSES
29.
29.
29.	Total - Other Reorganization Expenses	$-	$-	$-

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	JUNE	JULY	AUGUST
1.	0-30	$139,890	$155,881	$332,514	$43,274
2.	31-60	$279,914	$44,627	$160,126	$280,577
3.	61-90	$77,762	$127,550	$44,627	$212,053
4.	91+	$12,721,787	$13,021,052	$13,145,171	$13,189,797
5.	TOTAL ACCOUNTS RECEIVABLE	$13,219,353	$13,349,110	$13,682,437	$13,725,702	[1]
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$5,163,790	$5,163,790	$5,476,845	$5,483,317	[1]
7.	ACCOUNTS RECEIVABLE (NET)	$8,055,563	$8,185,320	$8,205,592	$8,242,385	[1]

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	August 2015

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL					$0
2.	STATE					$0
3.	LOCAL	$4,477				$4,477
4.	OTHER (ATTACH LIST)					$0
5.	TOTAL TAXES PAYABLE	$4,477	$0	$0	$0	$4,477

6.	ACCOUNTS PAYABLE	$73,610	$81,056	$135,829	$522	$291,016

STATUS OF POSTPETITION TAXES			MONTH:	August 2015

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING		$16,810	$16,810	$0
2.	FICA-EMPLOYEE		$11,047	$11,047	$0
3.	FICA-EMPLOYER		$11,047	$11,047	$0
4.	UNEMPLOYMENT		$6	$6	$0
5.	INCOME				$0
6.	OTHER (ATTACH LIST)				$0
7.	TOTAL FEDERAL TAXES	$0	$38,910	$38,910	$0
STATE AND LOCAL
8.	WITHHOLDING				$0
9.	SALES				$0
10.	EXCISE				$0
11.	UNEMPLOYMENT		$139	$139	$0
12.	REAL PROPERTY	$4,477			$4,477	[2]
13.	PERSONAL PROPERTY				$0
14.	OTHER (ATTACH LIST)	$7,593	$(1,502)		$6,091	[3]
15.	TOTAL STATE & LOCAL	$12,070	$(1,363)	$139	$10,568
16.	TOTAL TAXES	$12,070	$37,547	$39,049	$10,568

[1]	These amounts are reported in detail on Supplement To Accrual Basis-1.
[2]	The figures shown here do not include $8,475.58 accrued for the prepetition period of Jan. 1, 2015 thru May 19, 2015.
[3]	Item 14. Other is accrual of Texas Franchise Tax.

Monthly Operating Report

ACCRUAL BASIS-5

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

			MONTH:	August 2015
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A. BANK:		Bank of Texas	Bank of Texas
B. ACCOUNT NUMBER:		4080	4091
C. PURPOSE (TYPE):		Checking	Checking		TOTAL
1.	BALANCE PER BANK STATEMENT	$140,199	$309		$140,509
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHECKS	$18,528			$18,528
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS	$121,671	$309	$0	$121,981
6.	NUMBER OF LAST CHECK WRITTEN	1219	1010

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	TD Bank, Life Partners, Inc. Acct 70-T202-01-2	unknown	MoneyMarket		$101,599
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$101,599

CASH

12.	CURRENCY ON HAND				$500

13.	TOTAL CASH - END OF MONTH				$224,080

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	August 2015

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.	Mark Embry	Salaries/Expense Reimbursement	$13,594	$34,177
2.	Advance Trust & Life Es	Premium Remittance/Cost Reimb	$19,487	$89,053
3.	Life Partners Holdings, Inc.	Rent & Return deposit in error		$81,398
4.	LPI Financial Services, Inc.	Forward Platform Fees		$1,938
5.	Purchase Escrow Services, LLC	Premium Remittance/Cost Reimb	$77,308	$972,001
6.	Colette Pieper	Salaries/Expense Reimbursement	$14,193	$35,135
7.	Debora J. Carr	Salaries/Expense Reimbursement	$3,750	$9,375
8.	TOTAL PAYMENTS TO INSIDERS		$128,332	$1,223,078

PROFESSIONALS							[2]
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME		PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1.	Asset Servicing Group					$258,656
2.	Bridgepoint Consulting					$258,119
3.	Epiq Bankruptcy Solutions	05/22/15	$1,336,306	$250,000	$348,992	$987,314
4.	Kim Hinkle, Attorney at Law					$114,113
5.	MMS Advisors					$217,600	[3]
6.	Munsch, Hardt, Kopf & Harr,P.C.					$564,047
7.	Thompson & Knight LLP					$3,603,500
8.	Tom Moran, US Trustee					$217,900
9.	Phillips Murrah					$150,334
10.	Smith, Jackson, Boyer & Brovard, PLLC					$53,000
11.	Inventus, LLC			$25,000	$25,000
12.
13.	TOTAL PAYMENTS TO PROFESSIONALS			$275,000	$373,992	$6,424,583

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	1. Pitney Bowes Global Financial Services, LLC	$5,423	$0	$0	[1]
2.	2. Pitney Bowes Global Financial Services, LLC	$906	$906	$0	1
3.	3. Johnnies Office Systems, Inc.	$1,055	$3,292	$0
4.	4. Great America Financial Services	$2,939	$2,939	$0
5.	5. Life Partners Holdings, Inc.	$10,000		$10,000
7.	TOTAL	$20,323	$7,137	$10,000

[1]	These lease payments are quarterly, not monthly.
[2]	Professional fees and expenses estimated and accrued prior to May 19th are reflected only on the books of Life Partners Holdings, Inc. Thereafter, professional fees and expenses reflect the estimated aggregate, unallocated fees and expenses for all of the Debtors, and are noted on each of the Debtors MORs.
[3]	MMS Advisors incurred fees and expenses March 13th - May 18th in the estimated amount of $230,000.00 that are not included here since their retention has not been approved for this period of time.

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	August 2015

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
Workers Compensation	Service Lloyds Ins. Co.	6/14/2015-6/14/2016	$316.00/month